LVEY-SUMSUP-2

Summary Prospectus Supplement dated May 19, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5, R6 and Investor Class shares of the Fund listed below:

Invesco Low Volatility Equity Yield Fund

Charles Ko will no longer serve as Portfolio Manager to Invesco Low Volatility Equity Yield Fund. All references to Mr. Ko in the prospectuses are hereby removed as of the date set forth above.

LVEY-SUMSUP-2